[LETTERHEAD OF MITCHELL B. GLASHOFER CPA, P.C.]

To the Board of Directors and Stockholders of Corporate Security Solutions, Inc.
D/B/A Nexus Technologies Group
Yardley, Pennsylvania

We have audited the accompanying balance sheets of, Corporate Security Solutions, Inc. (a Pennsylvania Subchapter S Corporation) as of December 31, 2004 and 2003, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corporate Security Solutions, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


-------------------------------
Mitchell B. Glashofer CPA, P.C.

6049 Mark Circle
Bensalem, PA 19020

January 27, 2006

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A/ NEXUS TECHNOLOGIES GROUP

                          AUDITED FINANCIAL STATEMENTS

                                   YEARS ENDED
                           DECEMBER 31, 2004 AND 2003



                                                 Mitchell B. Glashofer CPA, P.C.
                                                 A Professional Corporation
                                                 Bensalem, Pennsylvania

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                           DECEMBER 31, 2004 AND 2003

                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----

Accountants' Audit Report                                                   1

Financial Statements:

     Balance Sheets, December 31, 2004 and 2003                             2-3

     Statements of income, for the years ended
       December 31, 2004 and 2003                                           4

      Statements of retained earnings for the years
        ended December 31, 2004 and 2003                                    5

      Statements of cash flows for the years
        ended December 31, 2004 and 2003                                    6

Notes to financial statements                                               7-10

Supplementary information:

      Schedules of direct costs for the years ended
         December 31, 2004 and 2003                                         11

      Schedules of operating expenses for the years
         ended December 31,  2004 and 2003                                  12

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                                 BALANCE SHEETS

                           DECEMBER 31, 2004 AND 2003

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                                 BALANCE SHEETS

                           DECEMBER 31, 2004 AND 2003

                                     ASSETS

                                                        2004               2003
                                                 -----------        -----------

Current assets:

   Cash in banks                                 $    38,373        $    18,781
   Accounts receivable, net of
      allowance for bad debts of $0                  936,186                  0
   Inventory                                          28,041                  0
   Prepaid expenses                                   48,508                  0
                                                 -----------        -----------

              Total current assets                 1,051,108             18,781
                                                 -----------        -----------

Property & equipment:
   Office furnishings & equipment                     31,929              1,802
   Truck equipment                                    12,935                  0
                                                 -----------        -----------
                                                      44,864              1,802
   Less: accumulated depreciation                     (2,821)               (30)
                                                 -----------        -----------
   Net property & equipment                           42,043              1,772
                                                 -----------        -----------

Other assets:
   Incorporation costs, net of
      accumulated amortization of
      $190 in 2003, and $260 in 2004                      90                160
   Security deposits                                   1,662                  0
                                                 -----------        -----------
                                                       1,752                160
                                                 -----------        -----------

                                                 $ 1,094,903        $    20,713
                                                 ===========        ===========


              See accountants' audit report and accompanying notes.

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                                 BALANCE SHEETS

                           DECEMBER 31, 2004 AND 2003

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                          2004             2003
                                                   -----------      -----------

Current liabilities:
   Note payable bank                               $   234,870      $    32,500
   Accounts payable                                    216,669                0
   Accrued expenses & liabilities                      138,969                0
                                                   -----------      -----------

           Total current liabilities                   590,508           32,500
                                                   -----------      -----------

Shareholders' equity:
   Common stock, par value $1 per share,
     100,000 shares authorized, issued and
     outstanding, 3,000 in 2004, 2,000 in 2003           3,000            2,000
   Additional paid in capital                            2,018            3,018
   Retained earnings, deficit in 2003                  499,377          (16,805)
                                                   -----------      -----------
                                                       504,395          (11,787)
                                                   -----------      -----------

                                                   $ 1,094,903      $    20,713
                                                   ===========      ===========


              See accountants' audit report and accompanying notes.

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                              STATEMENTS OF INCOME

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                      Ratio to                      Ratio to
                                        2004           Sales           2003           Sales
                                     ----------     ----------      ----------     ----------
Revenue:

   Consulting, integration and
     maintenance fees, net           $2,753,822         100.00%     $  147,970         100.00%
   Direct costs                       1,091,852          39.65          40,513          27.38
                                     ----------     ----------      ----------     ----------

Gross profit                          1,661,970          60.35         107,457          72.62
                                     ----------     ----------      ----------     ----------

Operating expenses:                   1,123,249          40.79          77,828          52.62
                                     ----------     ----------      ----------     ----------

Income from operations                  538,721          19.56          29,629          20.00
                                     ----------     ----------      ----------     ----------

Other expenses:

     Depreciation & amortization          2,861           0.11             100           0.04
     Interest expense                    19,678           0.71           1,995           1.35
                                     ----------     ----------      ----------     ----------

  Net income                         $  516,182          18.74%     $   27,534          18.61%
                                     ==========     ==========      ==========     ==========

  Earnings per share:

     On common shares                $   172.06                     $    13.76
                                     ==========                     ==========


              See accountants' audit report and accompanying notes.

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                         STATEMENTS OF RETAINED EARNINGS

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                            2004           2003
                                                       ---------      ---------

Accumulated adjustments accounts:
     Beginning deficit, January 1, 2004 and 2003       $ (16,805)     $ (44,339)
     Net income                                          516,182         27,534
                                                       ---------      ---------

     Ending balance                                      499,377        (16,805)
                                                       ---------      ---------

Total retained earnings                                $ 499,377      $ (16,805)
                                                       =========      =========


              See accountants' audit report and accompanying notes.
                                       -5-

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES, GROUP

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                            2004         2003
                                                         ---------    ---------

Cash flows from operating activities:
       Net income                                        $ 516,182    $  27,534
       Adjustments to reconcile net income
             to net cash provided by (used in)
             operating activities:
              Depreciation and amortization                  2,861          100
              (Increase) decrease in:
           Accounts receivable                            (936,186)           0
                         Inventory                         (28,041)           0
                         Prepaid expenses                  (48,508)           0
              Increase (decrease) in:
                   Accounts payable                        216,669            0
                   Accrued expenses                        138,969            0
                                                         ---------    ---------
                           Net cash (used in)
                              provided by operating
                              activities                  (138,054)      27,634
                                                         ---------    ---------

Cash flows from investing activities:
       Purchase of property & equipment                    (43,062)      (1,802)
       Refundable security deposits                         (1,662)           0
                           Net cash (used by)
                              provided by investing
                              activities                   (44,724)      (1,802)
                                                         ---------    ---------

Cash flows from financing activities:
       Proceeds long & short term debt                           0       10,346
       Net change to short term debt                       202,370      (30,000)
                           Net cash provided by
                              (used in) financing
                               activities                  202,370      (19,654)
                                                         ---------    ---------

                           Net increase in cash             19,592        6,178
Cash at beginning of year                                   18,781       12,603
                                                         ---------    ---------
                           Cash at end of period         $  38,373    $  18,781
                                                         =========    =========


              See accountants' audit report and accompanying notes.

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                            SCHEDULES OF DIRECT COSTS

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                           2004           2003
                                                       ----------     ----------

Direct costs:
       Purchase-security equipment                     $  817,631     $        0
       Outside technicians & contractors                  136,088         40,513
       Other direct service fees                          138,133              0
                                                       ----------     ----------
Total direct costs:                                    $1,091,852     $   40,513
                                                       ==========     ==========


              See accountant's audit report and accompanying notes

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                         SCHEDULES OF OPERATING EXPENSES

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003

                                                            2004            2003
                                                      ----------      ----------

Operating expenses:
       Officers' salaries                             $  401,923      $   16,486
       Salaries administrative                           211,797               0
       Payroll tax expense                                51,372               0
       Employee benefits                                  71,271               0
       Rent                                               32,092               0
       Accounting fees                                     2,075             400
       Advertising & promotion                            77,013               0
       Auto expenses                                      13,503           5,400
       Auto reimbursements                                18,583               0
       Bookkeeping                                         7,730           1,600
       Cleaning & sanitation                               1,150               0
       Computer expenses                                  10,410               0
       Consulting fees                                    10,115          46,700
       Donations                                           1,300               0
       Equipment rental                                    5,462               0
       Insurance                                          34,303               0
       Legal fees                                         37,920           1,784
       Licenses & permits                                  1,853              30
       Meals & entertainment                              24,252               0
       Office supplies & expenses                         21,175             478
       Postage & delivery                                  4,846             612
       Printing & stationary                              16,774               0
       Professional dues & development                     3,105               0
       Professional fees                                   1,242               0
       Repairs & maintenance                                 623               0
       Telephone, internet & website                      17,978           2,580
       Travel reimbursements                              42,182           1,758
       Utilities                                           1,200               0
                                                      ----------      ----------

Total operating expenses:                             $1,123,249      $   77,828
                                                      ==========      ==========


              See accountant's audit report and accompanying notes

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                      NOTES TO AUDITED FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003

NOTE A- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Corporate Security Solutions, Inc. D/B/A Nexus Technologies Group (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are the representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles, and have been consistently applied in the preparation of these audited financial statements.

Nature of Operations

The Company is a closely held corporation with five shareholders'. The Company was formed on April 16, 2001 to provide complete worldwide security solutions to all business and government sectors. On March 1, 2004, the Company expanded their operations to include Electronic Security Integration and is currently D/B/A Nexus Technologies Group.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. These estimates and assumptions affect the reported amounts of assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were assumed in preparing the financial statements.

Inventories

Inventories are recorded at cost and consist primarily of electronic parts and supplies held over short time periods (generally less than 3 months) for client service needs. Because of the short-term nature of this inventory, management utilizes the cost method in their annual inventory valuations. The stated inventory amounts are considered immaterial to these audited financial statements taken as a whole.

Accounts receivable

Account receivable are recorded when services are rendered and billed, additionally, all bad debts written off annually when they are deemed uncollectable. No provision for doubtful accounts has been established due to the Company's collection history over the current and previous year.

Continued on next page,


                          See accountant's audit report

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                      NOTES TO AUDITED FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003

NOTE A- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONT.,

Depreciation

Property and equipment are recorded and carried at cost. Depreciation of property and equipment is provided utilizing the Straight Line Method as approved by generally accepted accounting principles. Property and equipment are acquired by the company in their normal course of operations and are capitalized over their estimated useful lives based on their assigned asset class.

Maintenance and repairs are charged to expense while major renewals and betterments which extend the useful lives of the property and equipment are capitalized.

The estimated useful lives of all capitalized property and equipment are as follows:

                                                                 Years
                                                                 -----
            Transportation equipment                               5
            Computer equipment                                     5
            Office equipment                                       5
            Furniture & fixtures                                   7

Income taxes

The Company, with consent of all shareholders (from inception), has elected under both the Internal Revenue and Pennsylvania Revenue Tax Codes to be taxed as a Subchapter S corporation. As a Subchapter S Corporation, the Shareholders are taxed individually, based on their proportionate share of the Company's profits or losses. As a result of the above tax elections, no provision for Federal and PA state income taxes has been established.

NOTE B- Prepaid expenses

Prepaid expenses consist primarily of unexpired insurance premiums paid in advance as of the date of these audited financial statements. The insurance policies including, business liability, workman's compensation premiums, and other insurance premiums related security consulting industry.

Continued on next page,


                          See accountant's audit report

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                      NOTES TO AUDITED FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003

NOTE C- Property and equipment

As described in Note A above (Depreciation), all property and equipment acquired in excess of $500 are capitalized by the Company if their estimated useful lives exceeds one year.

As of the balance sheet date, the amounts included in property and equipment included the following:

                                                 Original    Salvage
                                                   Cost       Value
                                                 -------     -------
            Transportation equipment             $12,935     $ 3,000
            Computer equipment                    23,281           0
            Office equipment                       3,780           0
            Furniture & fixtures                   4,868           0
                                                 -------     -------

            Total property & equipment           $44,864     $ 3,000
                                                 =======     =======

NOTE D- Short term debt
                                                             2004         2003
                                                         ----------   ----------

Note payable bank represents a
     credit line with Commerce Bank
     of Pennsylvania in the amount of
     $600,000, payable in monthly
     installments, including interest
     at one point over the prime rate
     As of December 31, 2004, the Prime
     Rate was 5.25%.  This note is
     renewable annually and is secured
     by the Company's accounts receivable
     and personal guarantees of all
     key shareholders'                                   $  234,870   $   32,500
                                                         ==========   ==========

Other Short term debt:

In addition to the above revolving (floating) line of credit, the Company has a $400,000 credit line available through Commerce Bank. This credit line is renewable on an annual basis, with interest at one point over the prime rate. This line of credit is also secured with by the Company's accounts receivable, and through personal guarantees of the majority shareholders'. As of the Balance Sheet date, at December 31, 2004 and 2003, the line of credit balance was at $0.

Continued on next page,


                          See accountant's audit report

                       CORPORATE SECURITY SOLUTIONS, INC.
                         D/B/A NEXUS TECHNOLOGIES GROUP

                      NOTES TO AUDITED FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003

NOTE E- Commitments and Related Parties

1. The Company has committed to lease office space at 301 Oxford Valley Road, Suite 1404-A, in Yardley, Pennsylvania. The lease is payable to Erin Development corporation and calls for annual rents including utilities of $16,200 ($1,350 monthly), the lease runs from September 1, 2004 through September 1, 2005 and is renewable on an annual basis.

2. The Company has committed to lease office space a 7 West Cross Street, in Hawthorne, New York. The lease is payable to BIJO, LLC and calls for annual rents of $30,456 ($2,538 monthly), the lease runs from March 1, 2004 through March 1, 2005 and is renewable on an annual basis. Note, utilities are not included in the monthly rent and is the obligation of the Company (the lessee).

3. The Company has occupied office space at a monthly rental of $1, located at 428 River View Plaza, in Trenton, New Jersey. The lease runs from March 1, 2004 through March 1, 2005, the lease includes a renewable option.

NOTE F- Earnings Per Share

Earnings per common share was computed by dividing net income by the weighted number of shares of common stock outstanding during the year. Fully diluted earnings per share is not presented here due to all shares outstanding are common shares.


                          See accountant's audit report
                                      -10-